UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2011

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5775 Morehouse Drive, San Diego, CA 92121
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (858) 587-1121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 24, 2011, QUALCOMM Incorporated, a Delaware corporation (“Qualcomm”), completed its previously announced acquisition of Atheros Communications, Inc., a Delaware corporation (“Atheros”). Pursuant to the terms of the Agreement and Plan of Merger dated as of January 5, 2011 (the “Merger Agreement”), by and among Qualcomm, T Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Qualcomm (“Merger Sub”), and Atheros, Merger Sub merged with and into Atheros with Atheros surviving the merger as a wholly owned subsidiary of Qualcomm.
     Under the terms of the Merger Agreement, each outstanding share of Atheros common stock (other than shares owned by Atheros, Qualcomm or Merger Sub) was converted into the right to receive $45.00 in cash, without interest.
     In addition, under the terms of the Merger Agreement, all outstanding and unexercised Atheros stock options, whether or not vested, were converted into options to purchase shares of Qualcomm common stock, other than those stock options held by Atheros’ non-employee directors, which were converted into the right to receive cash based on a formula contained in the Merger Agreement, and all outstanding Atheros restricted stock units were converted into restricted stock units for Qualcomm common stock, with any performance-based vesting conditions converted to service-based vesting conditions.
     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.
Item 8.01. Other Events.
     On May 24, 2011, Qualcomm announced that it had completed its previously announced acquisition of Atheros. A copy of the press release is filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of January 5, 2011, by and among QUALCOMM Incorporated, T Merger Sub, Inc. and Atheros Communications, Inc. (incorporated herein by reference to Exhibit 2.1 to QUALCOMM Incorporated’s Current Report on Form 8-K filed with the SEC on January 6, 2011).

99.1	May 24, 2011 Press Release issued by QUALCOMM Incorporated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 24, 2011

QUALCOMM INCORPORATED
By:	/s/ Donald J. Rosenberg
Donald J. Rosenberg
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of January 5, 2011, by and among QUALCOMM Incorporated, T Merger Sub, Inc. and Atheros Communications, Inc. (incorporated herein by reference to Exhibit 2.1 to QUALCOMM Incorporated’s Current Report on Form 8-K filed with the SEC on January 6, 2011).

99.1	May 24, 2011 Press Release issued by QUALCOMM Incorporated.